Ivy Funds

Supplement dated February 22, 2017 to the

Ivy IG International Small Cap Fund Prospectus

dated January 10, 2017

Effective March 3, 2017, Class R6 shares of the Fund will be renamed as “Class N shares.” There will be no change to the ticker symbol of this share class. There also will be no change to the rights, preferences or expenses associated with this share class. On that date, all references in this prospectus to Class R6 shares are changed to Class N shares.

In addition, effective March 3, 2017, the following replaces in its entirety the disclosure in the “Your Account — Choosing a Share Class — Class R6 Shares” section beginning on page 19:

Class N Shares

Class N shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class N shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of the Fund and where an unaffiliated third-party intermediary provides administrative, distributive and/or other support services.

Class N shares generally are available for purchase by or through:

∎	fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI; financial intermediaries that have been approved by, and that have an agreement with, IDI to offer Class N shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by IDI; or a no-load network or platform sponsored by a financial intermediary where IDI has entered into an agreement with the intermediary

∎	employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; nonqualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class N shares are held on the books of the Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with IDI to offer Class N shares to such accounts or plans

∎	institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000

∎	participants of the Waddell & Reed Financial, Inc. Retirement Plans

∎	fund of funds

The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

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